[EXECUTION COPY]





         ************************************************************


                 INTERNATIONAL SHIPHOLDING CORPORATION
                             as Borrower


                      _____________________________


                             $50,000,000

               FIRST AMENDED AND RESTATED CREDIT AGREEMENT



                       Dated as of January 22, 1998

                Amended and Restated as of March 31, 1998


                   ______________________________


                            CERTAIN LENDERS


                       CITICORP SECURITIES, INC.
                             as Arranger

                            CITIBANK, N.A.
                       as Administrative Agent


        ************************************************************

               FIRST AMENDED AND RESTATED CREDIT AGREEMENT


          FIRST AMENDED AND RESTATED CREDIT AGREEMENT dated as of January 22, 1998, amended and restated as of March 31, 1998, between INTERNATIONAL SHIPHOLDING CORPORATION, a Delaware corporation (the "Borrower"); Citibank, N.A. (the "Existing Lender"); each of the banks or financial institutions named in
Schedule 2 hereto (each, a "New Lender" and, collectively, the "New Lenders" and, together with the Existing Lender, the "Lenders"); and CITIBANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                          W I T N E S S E T H:

          WHEREAS, the Borrower, the Existing Lender and the Administrative Agent are parties to that certain Credit Agreement dated as of January 22, 1998 (the "Existing Credit Agreement"); and

          WHEREAS, the parties hereto desire to amend and restate the Existing Credit Agreement to, among other things, increase the aggregate amount of the Commitments and reflect the addition of the New Lenders as Lenders and accordingly to re-allocate the Advance outstanding under the Existing Credit Agreement immediately prior to the Restatement Date (the "Existing Advance"), as hereinafter defined, pro rata among all of the Lenders on the basis of their respective Commitments as in effect immediately upon the occurrence of the Restatement Date.

          NOW, THEREFORE, the parties hereto agree to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement to read in its entirety as set forth in the Existing Credit Agreement, which is incorporated herein by reference, with the amendments specified in Section 2 below.


          Section 1. Definitions. Capitalized terms used but not otherwise defined herein have the meanings given them in the Existing Credit Agreement.


          Section 2. Amendments. Effective on the Restatement Date, the Existing Credit Agreement is hereby amended as follows and is hereby restated in its entirety as so amended:

     (a) Effective on the Restatement Date, (1) the Existing Advance shall (subject to the making of the payments and satisfaction of the other conditions set forth in Section 4 hereof) be reduced to zero, the Existing Lender shall have an Advance in the amount set forth opposite the name of the Existing Lender in Schedule 1 hereto, and the Commitment of the Existing Lender shall be the amount set forth opposite the name of the Existing Lender in said Schedule 1; and (2) each New Lender shall be deemed to be a Lender for all purposes of the Existing Credit Agreement as amended hereby, having an Advance in the amount set forth opposite its name in Schedule 2 hereto and the Address for Notices and Applicable Lending Office set forth opposite its name in said Schedule 2, and the Commitment of each New Lender shall be the amount set forth opposite the name of such New Lender in said
Schedule 2. Anything in the Existing Credit Agreement to the contrary notwithstanding, commitment fee shall, from and after the Restatement Date, be for the account of the respective Lenders in accordance with their respective Commitments (but all commitment fee accrued to but not including the Restatement Date shall be for the sole account of the Existing Lender).

     (b) The last sentence of the definition of "Commitment" in Section 1.01 of the Existing Credit Agreement shall be amended and restated to read in its entirety as follows:

"The original aggregate amount of the Commitments is $50,000,000."

     (c) The definition of "Commitment Termination Date" in Section 1.01 of the Existing Credit Agreement shall be amended and restated to read in its entirety as follows:

     ""Commitment Termination Date" means the earlier of (i) March 31, 2001 (or, if such date is not a Business Day, the immediately preceding Business
Day) and (ii) the date of termination or cancellation of the Commitments pursuant to the terms of this Agreement."

     (d) The reference to "$25,000,000" in the last line of Section 2.01(a) of the Existing Credit Agreement shall be replaced by "$50,000,000".

     (e) Schedule 4.01(b) of the Existing Credit Agreement is hereby deleted and replaced with Schedule 4.01(b), attached as Annex A hereto.

     (f) Schedule 4.01(m) of the Existing Credit Agreement is hereby deleted and replaced with Schedule 4.01(m), attached as Annex B hereto.

     (g) All references in the Existing Credit Agreement to the Existing Credit Agreement shall be deemed to refer to the Existing Credit Agreement as amended and restated hereby.


          Section 3. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Administrative Agent as of the Restatement Date that the representations and warranties set forth in Section
4.01 of the Existing Credit Agreement are true as if made on and as of the Restatement Date and as if each reference in such representations and warranties to the Existing Credit Agreement referred to the Existing Credit Agreement as amended and restated by this Agreement.

          Section 4. Conditions Precedent. The amendment and restatement of the Existing Credit Agreement contemplated hereby shall become effective on the date (the "Restatement Date") on which the Administrative Agent shall notify the Borrower that the following conditions have been satisfied:

          (a) Execution by All Parties. This Agreement shall have been executed and delivered by each of the parties hereto.

          (b) Notes. The Existing Lender shall have delivered to the Administrative Agent the Note executed by the Borrower and delivered to the Existing Lender pursuant to the Existing Credit Agreement, the Borrower shall have delivered to the Administrative Agent a new Note payable to each Lender in the amount of the Commitment of such Lender as set forth in Schedule 2 (in the case of the New Lenders) or Schedule 1 (in the case of the Existing Lender) hereto after giving effect to the occurrence of the Restatement Date, and the Administrative Agent shall have returned to the Borrower, upon receipt of said new Notes, the existing Note marked "Cancelled".

          (c) Advances. Each New Lender shall have remitted to the Administrative Agent on the Restatement Date an amount equal to the amount of its Advance as specified in Schedule 2, and the Existing Lender shall have remitted to the Administrative Agent on the Restatement Date an amount equal to the amount of its Advance as specified in Schedule 1, by wire transfer of Dollars in immediately available funds (for prompt distribution to the Existing Lender in such aggregate amount as is required to reduce the Existing Advance to zero).

     (d) Opinion of Counsel to the Borrower. The Administrative Agent shall have received a favorable opinion in form and substance satisfactory to it from Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P., counsel to the Borrower, with respect to such matters relating to this First Amendment and Restatement and the Notes as the Administrative Agent may request.

     (e) Corporate Documents. The Administrative Agent shall have received an officer's certificate of the Borrower certifying that the charter, by-laws and board of directors resolutions with respect to the Existing Credit Agreement delivered to the Administrative Agent on January 22, 1998 have not been amended, rescinded or revoked, and remain in full force and effect.

     (f) Interest and Fees. The Borrower shall have paid to the Administrative Agent for account of the Existing Lender all unpaid interest and fees outstanding under the Existing Credit Agreement accrued through the Restatement Date.

     (g) Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent, any Lender or special New York counsel to the Administrative Agent may reasonably request.


          Section 5.  Miscellaneous.

          (a) The parties agree that the provisions of Section 8.06 of the Existing Credit Agreement are inapplicable to the transactions contemplated by this Agreement, but shall apply to any and all assignments or participations of the Advances occurring after the Restatement Date.

          (b) Except as herein provided, the Existing Credit Agreement shall remain unchanged and in full force and effect.

          (c) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Agreement by signing any such counterpart and sending the same by telecopier, mail, messenger or courier to the Administrative Agent or counsel to the Administrative Agent.

          (d) This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

          (e) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          IN WITNESS WHEREOF, the parties hereto have caused this First Amended and Restated Credit Agreement to be duly executed as of the day and year first above written.


                                           INTERNATIONAL SHIPHOLDING
                                           CORPORATION

                                               /s/ Niels W. Johnsen
                                            By_________________________
                                               Name: Niels W. Johnsen
                                               Title: Chairman

                                    LENDERS
                                    -------

                                    CITIBANK, N.A.

                                        /s/ John F. Heuss
                                    By________________________
                                       Name: John F. Heuss
                                       Title: Vice President


                                    BANK ONE, LOUISIANA N.A.

                                       /s/ Alan R. Meador
                                    By________________________
                                       Name: Alan R. Meador
                                       Title: Senior Vice President


                                    CREDIT LYONNAIS NEW YORK BRANCH

                                       /s/ Philippe Soustra
                                    By________________________
                                       Name: Philippe Soustra
                                       Title: Senior Vice President


                                    FIRST NATIONAL BANK OF MARYLAND

                                       /s/ James B. Bell III
                                    By________________________
                                       Name: James B. Bell III
                                       Title: Assistant Vice President


                                    ADMINISTRATIVE AGENT
                                    --------------------

                                    CITIBANK, N.A., as
                                    Administrative Agent

                                       /s/ John F. Heuss
                                    By__________________________
                                       Name: John F. Heuss
                                       Title: Vice President

                                                                 SCHEDULE 1

                             Existing Lender;
                          Revised Advance Amount
                          ----------------------


Name of Existing Lender
-----------------------
Citibank, N.A.

Applicable Lending Office
-------------------------
Domestic Lending Office:
399 Park Avenue
New York, NY  10043

Eurodollar Lending Office:
399 Park Avenue
New York, NY  10043

Address for Notices
-------------------
2 Penns Way
Suite 200
New Castle, DE  19720

Attn:     Savas Divan
Tel: 302-894-6030
Fax: 302-894-6120


Outstanding Principal Amount of Advance Immediately After Occurence of
----------------------------------------------------------------------
Restatement Date
----------------
$750,000

Commitment
----------
$12,500,000

                                                              SCHEDULE 2


                               New Lenders;
                         Initial Advance Amounts
                         -----------------------


(1) Name of New Lender
------------------
Bank One, Louisiana N.A.

Applicable Lending Office
-------------------------
Domestic Lending Office:
201 St. Charles Avenue
Suite 1410
New Orleans, LA 70170

Eurodollar Lending Office:
201 St. Charles Avenue
Suite 1410
New Orleans, LA 70170

Address of Notices
------------------
201 St. Charles Avenue
Suite 1410
New Orleans, LA 70170

Attn: Gloria J. Lemoine
Tel:  504-558-1275
Fax:  504-558-1279

Outstanding Principal Amount of Advance Immediately After Occurrence of
-----------------------------------------------------------------------
Restatment Date
---------------
$750,000

Commitment
----------
$12,500,000

(2) Name of New Lender
------------------
Credit Lyonnais New York Branch

Applicable Lending Office
-------------------------
Domestic Lending Office:
1301 Avenue of the Americas
New York, NY 10019

Eurodollar Lending Office:
1301 Avenue of the Americas
New York, NY 10019

Address of Notices
------------------
1301 Avenue of the Americas
New York, NY 10019

Attn:  Christine Washell
Tel:  212-261-3763
Fax:  212-261-7368

Outstanding Principal Amount of Advance Immediately After Occurrence of
-----------------------------------------------------------------------
Restatement Date
----------------
$750,000

Commitment
----------
$12,500,000

(3) Name of New Lender
------------------
First National Bank of Maryland

Applicable Lending Office
-------------------------
Domestic Lending Office:
25 South Charles Street
15th Floor
Baltimore, MD 21201

Eurodollar Lending Office:
25 South Charles Street
15th Floor
Baltimore, MD 21201

Address for Notices
-------------------
25 South Charles Street
15th Floor
Baltimore, MD 21201

Attn: Maureen Smith/
      Daisy Berchini
Tel:  410-244-4796/4522
Fax:  410-244-4142

Outstanding Principal Amount of Advance Immediately After Occurrence of
-----------------------------------------------------------------------
Restatement Date
----------------
$750,000

Commitment
----------
$12,500,000

                                                                  ANNEX A


                     Schedule 4.01(b) -- Subsidiaries
                    ----------------------------------

                  INTERNATIONAL SHIPHOLDING CORPORATION
                    SUBSIDIARIES OF THE REGISTRANT
                         AS OF MARCH 31, 1998

                                                      Jurisdiction Under
                                                        Which Organized
                                                     --------------------
International Shipholding Corporation (Registrant)         Delaware
   International Shipholding Corporation (1)               New York

   River Towing, Inc.                                      Delaware
   Waterman Steamship Corporation                          New York
       Sulphur Carriers, Inc.                              Delaware

   Central Gulf Lines, Inc.                                Delaware
       Florida Barge Lines Corporation                     Delaware
       Material Transfer, Inc.                             Delaware
       Enterprise Ship Company, Inc.                       Delaware

   Bay Insurance Company                                   Bermuda

   LCI Shipholdings, Inc.                                  Liberia
       Gulf South Inc.                                     Liberia
       Gulf South Shipping Pte. Ltd.                       Singapore
       Cypress Auto Carriers, Inc.                         Liberia
       New Combo, Inc.                                     Liberia
       Forest Lines Inc.                                   Liberia
       Marco Shipping Co. Pte. Ltd.                        Singapore
       Marcoship Agencies                                  Malaysia

   N. W. Johnsen & Co., Inc.                               New York
       Shipvest Companhia de Gestao Maritima, Lda.(2)      Madeira

   St. Rose Fleeting Company, Inc.                         Louisiana

   LMS Shipmanagement, Inc.                                Louisiana

   Lash Intermodal Terminal Company                        Delaware

   Resource Carriers, Inc.                                 Delaware


(1) New York name-holding corporation

(2) 60% owned by the Registrant

      All of the subsidiaries listed above are wholly-owned subsidiaries and are included in the consolidated financial statements incorporated by reference herein unless otherwise indicated.


                                                  /s/ Gary L. Ferguson
                                                  ---------------------
                                                   Gary L. Ferguson
                                                   Vice President-CFO

                                                                   ANNEX B


                       Schedule 4.01(m) -- Existing Debt
                      -----------------------------------

Part I
------
                      INTERNATIONAL SHIPHOLDING CORPORATION
                          OUTSTANDING DEBT AT 03/31/98

                         Total Line  Outstanding Debt
                         at 03/31/98   at 03/31/98           Collateral
                        ------------  ------------  --------------------------
CGL First National Bank
     of Maryland-$12M                  7,000,000    Green Wave, Green Ridge,
                                                    assignment of freights,
                                                    MSC charter
CGL First National Bank
     of Maryland-$5M                   4,250,000    Green Wave, Green Ridge,
                                                    assignment of freights,
                                                    MSC charter
CGL NationsBank-ATFO/Barges            1,396,430    82 Lash Barges
CGL Philadelphia-76 Barges             1,888,801    76 Lash Barges, security
                                                    interest in receivables,
                                                    charter hire
CGL Philadelphia-82 Barges             2,710,832    82 Lash Barges, security
                                                    interest in receivables,
                                                    charter hire
CGL Sale/Leaseback Agreement          15,248,658    326 LASH Barges
ESC $50M Energy Enterprise            38,824,709    Energy Enterprise,
                                                    assignment of time charter,
                                                    freights, hire
ISC 9% Senior Notes Due 2003          93,891,000    Unsecured
ISC 7.75% Senior Notes Due 2007      110,000,000    Unsecured
LCI NationsBank-Atlantic Forest       10,514,285    Atlantic Forest
SCI Title XI-Sulphur Enterprise       34,663,000    Sulphur Enterprise

ISC Citibank Line of
     Credit              25,000,000    3,000,000

                                     ------------
                                     323,387,715
                                     ============

LEGEND:
CGL Central Gulf Lines, Inc.
ESC Enterprise Ship Company
ISC International Shipholding Corporation
LCI LCI Shipholdings, Inc.
SCI Sulphur Carriers, Inc.


Part II
-------

                       INTERNATIONAL SHIPHOLDING CORPORATION
                        REPAYMENT WITH NEW ISSUE PROCEEDS
                              MARCH 31, 1998




                                           Prepayment
              Loan                            Date               Principal
------------------------------------  --------------------  -------------------
Lines of Credit Currently Drawn
   FNBC                                      01/23/98            5,000,000.00
   Bank One                                  01/22/98            6,000,000.00

Bank One - Sam Houston                       01/26/98            5,200,000.00

Citibank - Green Bay/Green Lake              01/26/98           20,500,000.00

Bank One - River Barges                      01/26/98              111,600.00

Chase Manhattan Bank - Amazon                01/27/98            4,050,000.00

First National Bank of Commerce
   Lee/Jackson                               01/27/98            2,500,000.00

Midland - Bali/Banda Sea                     01/30/98            5,348,000.00
                                             01/30/98           12,196,000.00
                                             01/30/98           19,256,000.00

Midland - Java Sea                           01/30/98            4,812,500.00

Principal Mutual
   Cypress Pass                              02/05/98            3,287,360.00
   Cypress Trail                             02/05/98            3,666,680.00

Title XI - Green Island                      03/09/98            2,178,000.00

Title XI - Barge Refurbishment               03/09/98            2,402,000.00

                                                            ------------------
                                                                96,508,140.00
                                                            ==================